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                               [LETTERHEAD LOGO]


                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 2-94761, 33-7976, 33-30214, 33-41725, and 33-68588) of
Perceptronics, Inc. of our report dated June 3, 1999 with respect to the consolidated financial statements of Perceptronics, Inc. included in the Annual Report (form 10-KSB) for the year ended March 31, 1999.




/s/ Beckman Kirkland & Whitney
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Beckman Kirkland & Whitney
Los Angeles, California
August 4, 1999